III. Financial Risk Management	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
III. FINANCIAL RISK MANAGEMENT

iii.Financial risk management

The multinational nature of Tenaris’s operations and customer base exposes the Company to a variety of risks, mainly related to market risks (including the effects of changes in foreign currency exchange rates and interest rates), credit risk and capital market risk. In order to manage the volatility related to these exposures, management evaluates exposures on a consolidated basis, taking advantage of exposure netting. The Company or its subsidiaries may then enter into various derivative transactions in order to prevent potential adverse impacts on Tenaris’s financial performance. Such derivative transactions are executed in accordance with internal policies and hedging practices.

A. Financial risk factors

(i) Capital Risk Management

Tenaris seeks to maintain a low debt to total equity ratio considering the industry and the markets where it operates. The year-end ratio of debt to total equity (where “debt” comprises financial borrowings and “total equity” is the sum of financial borrowings and equity) is 0.05 as of December 31, 2022 and 0.03 as of December 31, 2021. The Company does not have to comply with regulatory capital adequacy requirements.

(ii)Foreign exchange risk

Tenaris manufactures and sells its products in a number of countries throughout the world and consequently is exposed to foreign exchange rate risk. Since the Company’s functional currency is the U.S. dollar the purpose of Tenaris’s foreign currency hedging program is mainly to reduce the risk caused by changes in the exchange rates of other currencies against the U.S. dollar.

Tenaris’s exposure to currency fluctuations is reviewed on a periodic and consolidated basis. A number of derivative transactions are performed in order to achieve an efficient coverage in the absence of operative or natural hedges. Almost all of these transactions are forward exchange rates contracts. See note 25 to these Consolidated Financial Statements.

Tenaris does not enter into derivative financial instruments for trading or other speculative purposes, other than non-material investments in structured products.

In the case of subsidiaries with functional currencies other than the U.S. dollar, the results of hedging activities, reported in accordance with IFRS, may not reflect entirely the management’s assessment of its foreign exchange risk hedging program. Intercompany balances between Tenaris’s subsidiaries may generate financial gains (losses) to the extent that functional currencies differ.

The value of Tenaris’s financial assets and liabilities is subject to changes arising from the variation of foreign currency exchange rates. The following table provides a breakdown of Tenaris’s main financial assets and liabilities (including foreign exchange derivative contracts) which impact the Company’s profit and loss as of December 31, 2022 and 2021.

All amounts Long / (Short) in thousands of U.S. dollars	As of December 31,
Currency Exposure / Functional currency	2022	2021
Argentine Peso / U.S. dollar	(126,739)	(95,073)
Euro / U.S. dollar	(42,458)	12,462
Saudi Arabian Riyal / U.S. dollar	(74,183)	(77,853)
U.S. dollar / Brazilian Real	(94,856)	(32,738)

The main relevant exposures correspond to:

  Argentine Peso / U.S. dollar

As of December 31, 2022 and 2021 consisting primarily of Argentine Peso-denominated financial, trade, social and fiscal payables at certain Argentine subsidiaries whose functional currency is the U.S. dollar. A change of 1% in the ARS/USD exchange rate would have generated a pre-tax gain / loss of $1.3 million and $1 million as of December 31, 2022 and 2021 respectively.

  Euro / U.S. dollar

As of December 31, 2022 consisting primarily of Euro-denominated intercompany liabilities at certain subsidiaries whose functional currency is the U.S. dollar and 2021, consisting primarily of U.S. dollar-denominated intercompany liabilities at certain subsidiaries whose functional currency is the Euro. A change of 1% in the EUR/USD exchange rate would have generated a pre-tax gain / loss of $0.4 million and $0.1 million as of December 31, 2022 and 2021, respectively, which would have been to a large extent offset by changes in currency translation adjustment included in Tenaris’s net equity position.

  Saudi Arabian Riyal / U. S. dollar

As of December 31, 2022 and 2021 consisting primarily of Saudi Arabian Riyal-denominated financial and trade payables. The Saudi Arabian Riyal is tied to the U.S. dollar.

  U.S. dollar / Brazilian Real

As of December 31, 2022 and 2021, consisting primarily of U.S. dollar-denominated intercompany liabilities at certain subsidiaries whose functional currency is the Brazilian Real. A change of 1% in the BRL/USD exchange rate would have generated a pre-tax gain / loss of $0.9 million and $0.3 million as of December 31, 2022 and 2021, respectively, which would have been to a large extent offset by changes in currency translation adjustment included in Tenaris’s net equity position.

Considering the balances held as of December 31, 2022 on financial assets and liabilities exposed to foreign exchange rate fluctuations, Tenaris estimates that the impact of a simultaneous 1% appreciation / depreciation movement in the levels of foreign currencies exchange rates relative to the U.S. dollar, would be a pre-tax gain / loss of $4 million (including a loss / gain of $0.2 million due to foreign exchange derivative contracts), which would be partially offset by changes to Tenaris’s net equity position of $0.9 million. For balances held as of December 31, 2021, a simultaneous 1% favorable / unfavorable movement in the foreign currencies exchange rates relative to the U.S. dollar, would have generated a pre-tax gain / loss of $3.1 million (including a loss / gain of $0.5 million due to foreign exchange derivative contracts), which would have been partially offset by changes to Tenaris’s net equity position of $0.2 million.

(iii)Interest rate risk

Tenaris is subject to interest rate risk on its investment portfolio and its debt. The Company uses a mix of variable and fixed rate debt in combination with its investment portfolio strategy. The Company may choose to enter into foreign exchange derivative contracts and / or interest rate swaps to mitigate the exposure to changes in the interest rates.

The following table summarizes the proportions of variable-rate and fixed-rate debt as of each year end.

	As of December 31,
	2022		2021
	In thousands of U.S. dollars	%	In thousands of U.S. dollars	%
Fixed rate (*)	497,889	68%	187,036	57%
Variable rate	230,873	32%	143,897	43%
Total	728,762		330,933

(*)Out of the $497.9 million fixed rate borrowings, $479 million are short-term.

The Company estimates that, if market interest rates applicable to Tenaris’s borrowings had been 100 basis points higher, then the additional pre-tax loss would have been $5.3 million in 2022 and $5.2 million in 2021.

(iv)Credit risk

Credit risk arises from cash and cash equivalents, deposits with banks and financial institutions, as well as credit exposures to customers, including outstanding receivables and committed transactions. The Company also actively monitors the creditworthiness of its treasury, derivative and insurance counterparties in order to minimize its credit risk.

There is no significant concentration of credit risk from customers. No single customer comprised more than 10% of Tenaris’s net sales in 2022, 2021 and 2020.

Tenaris’s credit policies related to sales of products and services are designed to identify customers with acceptable credit history and to allow Tenaris to require the use of credit insurance, letters of credit and other instruments designed to minimize credit risks whenever deemed necessary. Tenaris maintains allowances for impairment for potential credit losses. See section II.K.

As of December 31, 2022 and 2021 trade receivables amounted to $2,493.9 million and $1,299.1 million respectively. Trade receivables have guarantees under credit insurance of $231.2 million and $175.8 million, letter of credit and other bank guarantees of $34.7 million and $17.8 million as of December 31, 2022 and 2021 respectively, and other guarantees of $2.2 million as of December 31, 2021.

As of December 31, 2022 and 2021, overdue trade receivables amounted to $544.9 million and $209.6 million, respectively. As of December 31, 2022 and 2021, overdue guaranteed trade receivables amounted to $28.1 million and $10.6 million; and the allowance for doubtful accounts amounted to $45.5 million and $47.1 million respectively. Both the allowance for doubtful accounts and the existing guarantees are sufficient to cover doubtful trade receivables.

(v)Counterparty risk

Tenaris has investment guidelines with specific parameters to limit issuer risk on marketable securities. Counterparties for derivatives and cash transactions are limited to high credit quality financial institutions, normally investment grade.

Approximately 80% of Tenaris’s liquid financial assets corresponded to Investment Grade-rated instruments as of December 31, 2022, in comparison with approximately 77% as of December 31, 2021.

(vi)Liquidity risk

Tenaris financing strategy aims to maintain adequate financial resources and access to additional liquidity. During 2022, Tenaris has counted on cash flows from operations as well as additional bank financing to fund its transactions.

Management maintains sufficient cash and marketable securities to finance normal operations and believes that Tenaris also has appropriate access to market for short-term working capital needs.

Liquid financial assets as a whole (comprising cash and cash equivalents and other investments) were 9% and 7% of total assets at the end of 2022 and 2021, respectively.

Tenaris has a conservative approach to the management of its liquidity, which consists of i) cash and cash equivalents (cash in banks, liquidity funds and investments with a maturity of less than three months at the date of purchase), and ii) other investments (fixed income securities, time deposits, and fund investments).

Tenaris holds primarily investments in money market funds and variable or fixed-rate securities from investment grade issuers. As of December 31, 2022 and 2021 Tenaris held $5 million and $6 million in direct exposure to financial instruments issued by European sovereign counterparties respectively.

Tenaris holds its investments primarily in U.S. dollars. As of December 31, 2022 and 2021, U.S. dollar denominated liquid assets plus investments denominated in other currencies hedged to the U.S. dollar represented approximately 87%of total liquid financial assets.

(vii)Commodity price risk

In the ordinary course of its operations, Tenaris purchases commodities and raw materials that are subject to price volatility caused by supply conditions, political and economic variables and other factors. As a consequence, Tenaris is exposed to risk resulting from fluctuations in the prices of these commodities and raw materials. Tenaris fixes the prices of such raw materials and commodities for short-term periods, typically not in excess of one year, and in general hedging for these risks is performed on a limited basis.

B. Category of financial instruments and classification within the fair value hierarchy

As mentioned in note II.A, the Company classifies its financial instruments in the following measurement categories: amortized cost, fair value through other comprehensive income and fair value through profit and loss. For financial instruments that are measured in the statement of financial position at fair value, IFRS 13, “Fair value measurement” requires a disclosure of fair value measurements by level according to the following fair value measurement hierarchy:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices).

Level 3 - Inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).

The following tables present the financial instruments by category and levels as of December 31, 2022 and 2021.

	Carrying amount	Measurement Categories			At Fair Value
December 31, 2022		Amortized Cost	FVOCI	FVPL	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	1,091,527	668,668	-	422,859	422,859	-	-
Other investments	438,448	196,152	182,988	59,308	242,296	-	-
Fixed income (time-deposit, zero coupon bonds, commercial papers)	196,152	196,152	-	-	-	-	-
Certificates of deposits	36,167	36,167	-	-	-	-	-
Commercial papers	19,785	19,785	-	-	-	-	-
Other notes	140,200	140,200	-	-	-	-	-
Bonds and other fixed income	211,953	-	182,988	28,965	211,953	-	-
Non-U.S. government securities	108,310	-	79,345	28,965	108,310	-	-
Corporates securities	103,643	-	103,643		103,643	-	-
Mutual Fund	30,343	-	-	30,343	30,343	-	-
Derivative financial instruments	30,805	-	-	30,805	-	30,805	-
Other Investments Non-current	119,902	-	113,574	6,328	113,574	-	6,328
Bonds and other fixed income	113,574	-	113,574	-	113,574	-	-
Other investments	6,328	-	-	6,328	-	-	6,328
Trade receivables	2,493,940	2,493,940	-	-	-	-	-
Receivables C and NC (*)	395,531	105,397	48,659	-	-	-	48,659
Other receivables	154,056	105,397	48,659	-	-	-	48,659
Other receivables (non-financial)	241,475	-	-	-	-	-	-
Total		3,464,157	345,221	519,300	778,729	30,805	54,987
Liabilities
Borrowings C and NC	728,762	728,762	-	-	-	-	-
Trade payables	1,179,457	1,179,457	-	-	-	-	-
Lease Liabilities C and NC	112,177	112,177	-	-	-	-	-
Derivative financial instruments	7,127	-	-	7,127	-	7,127	-
Total		2,020,396	-	7,127	-	7,127	-

(*) Includes balances related to interest in Venezuelan companies. See note 34 to these Consolidated Financial Statements.

	Carrying amount	Measurement Categories			At Fair Value
December 31, 2021		Amortized Cost	FVOCI	FVPL	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	318,127	212,430	-	105,697	105,697	-	-
Other investments	397,849	239,742	158,107	-	158,107	-	-
Fixed income (time-deposit, zero coupon bonds, commercial papers)	239,742	239,742	-	-	-	-	-
Certificates of deposits	94,414	94,414	-	-	-	-	-
Commercial papers	30,062	30,062	-	-	-	-	-
Other notes	115,266	115,266	-	-	-	-	-
Bonds and other fixed income	158,107	-	158,107	-	158,107	-	-
Non-U.S. government securities	10,660	-	10,660	-	10,660	-	-
Corporates securities	147,447	-	147,447	-	147,447	-	-
Derivative financial instruments	11,315	-	-	11,315	-	11,315	-
Other Investments Non-current	320,254	-	312,619	7,635	312,619	-	7,635
Bonds and other fixed income	312,619	-	312,619	-	312,619	-	-
Other investments	7,635	-	-	7,635	-	-	7,635
Trade receivables	1,299,072	1,299,072	-	-	-	-	-
Receivables C and NC (*)	302,164	85,220	48,659	-	-	-	48,659
Other receivables	133,879	85,220	48,659	-	-	-	48,659
Other receivables (non-financial)	168,285	-	-	-	-	-	-
Total		1,836,464	519,385	124,647	576,423	11,315	56,294
Liabilities
Borrowings C and NC	330,933	330,933	-	-	-	-	-
Trade payables	845,256	845,256	-	-	-	-	-
Lease Liabilities C and NC	117,285	117,285	-	-	-	-	-
Derivative financial instruments	11,328	-	-	11,328	-	11,328	-
Total		1,293,474	-	11,328	-	11,328	-

(*)Includes balances related to interest in Venezuelan companies. See note 34 to these Consolidated Financial Statements.

There were no transfers between levels during the year.

The fair value of financial instruments traded in active markets is based on quoted market prices at the reporting date. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. The quoted market price used for financial assets held by Tenaris is the current bid price. These instruments are included in Level 1 and comprise primarily corporate and sovereign debt securities.

The fair value of financial instruments that are not traded in an active market (such as certain debt securities, certificates of deposits with original maturity of more than three months, forward and interest rate derivative instruments) is determined by using valuation techniques which maximize the use of observable market data when available and rely as little as possible on entity specific estimates. If all significant inputs required to value an instrument are observable, the instrument is included in Level 2. Tenaris values its assets and liabilities included in this level using bid prices, interest rate curves, broker quotations, current exchange rates, forward rates and implied volatilities obtained from market contributors as of the valuation date.

If one or more of the significant inputs are not based on observable market data, the instruments are included in Level 3. Tenaris values its assets and liabilities in this level using observable market inputs and management assumptions which reflect the Company’s best estimate on how market participants would price the asset or liability at measurement date. Main balances in this level include net receivables related to the Company interest in the Venezuelan Companies for a total amount of approximately $48.7 million, which reflects the best estimation of the fair value calculated using the probability of occurrence of weighted scenarios applied to the potential transaction value resulting from the awards purchase agreement mentioned in note 34 to these Consolidated Financial Statements.

The following table presents the changes in Level 3 assets:

	Year ended December 31,
	2022	2021
At the beginning of the year	56,294	56,319
(Decrease) / increase	(1,126)	219
Currency translation adjustment and others	(181)	(244)
At the end of the year	54,987	56,294

C. Fair value estimation

Financial assets or liabilities classified at fair value through profit or loss are measured under the framework established by the IASB accounting guidance for fair value measurements and disclosures.

The fair values of quoted investments are generally based on current bid prices. If the market for a financial asset is not active or no market is available, fair values are established using standard valuation techniques.

The fair value of all outstanding derivatives is determined using specific pricing models that include inputs that are observable in the market or can be derived from or corroborated by observable data. The fair value of forward foreign exchange contracts is calculated as the net present value of the estimated future cash flows in each currency, based on observable yield curves, converted into U.S. dollars at the spot rate of the valuation date.

Borrowings are classified under other financial liabilities and measured at their amortized cost. Tenaris estimates that the fair value of its main financial liabilities is approximately 99.2% and 99.6% of its carrying amount (including interests accrued) in 2022 and 2021 respectively. Fair values were calculated using standard valuation techniques for floating rate instruments and comparable market rates for discounting cash flows.

The carrying amount of investments valuated at amortized cost approximates its fair value.

D. Accounting for derivative financial instruments and hedging activities

Derivative financial instruments are initially recognized in the statement of financial position at fair value through profit and loss on each date a derivative contract is entered into and are subsequently remeasured at fair value. Specific tools are used for calculation of each instrument’s fair value and these tools are tested for consistency on a monthly basis. Market rates are used for all pricing operations. These include exchange rates, deposit rates and other discount rates matching the nature of each underlying risk.

As a general rule, Tenaris recognizes the full amount related to the change in fair value of derivative financial instruments in Financial Results in the Consolidated Income Statement.

Tenaris designates certain derivatives as hedges of particular risks associated with recognized assets or liabilities or highly probable forecast transactions. These transactions are classified as cash flow hedges. The effective portion of the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in equity. Amounts accumulated in equity are then recognized in the income statement in the same period as the offsetting losses and gains on the hedged item. The gain or loss relating to the ineffective portion is recognized immediately in the income statement. The fair value of Tenaris’s derivative financial instruments (assets or liabilities) continues to be reflected in the statement of financial position.

For transactions designated and qualifying for hedge accounting, Tenaris documents at the inception of the transaction the relationship between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. Tenaris also documents its assessment on an ongoing basis, of whether the hedging instruments are highly effective in offsetting changes in the fair value or cash flow of hedged items. At December 31, 2022 and 2021, the effective portion of designated cash flow hedges which is included in Other Reserves in equity amounted to $13.1 million credit and $1.3 million credit respectively.

The fair values of various derivative instruments used for hedging purposes and the movements of the hedging reserve included within Other Reserves in equity are disclosed in note 25 to these Consolidated Financial Statements.